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                                                                    Exhibit 10.5


              ADDENDUM TO LEASE BETWEEN MONUMENT ROAD ASSOCIATES &
                 ATX TELECOMMUNICATIONS DATED JANUARY 18, 1994

     This addendum dated October 1, 1998 does hereby increase the space leased to ATX as follows:

     Effective October 1, 1998, ATX will add to its existing lease 1,300 square feet of office space on the first floor.

     It is hereby agreed between the parties that this additional space shall be added to the current lease on the same rate and terms and conditions, such that the lease for this additional space shall terminate January 30, 2004 and have the same renewal option as provided in said lease.

     The new total leased space shall be 44,231 plus 1,300 or 45,531 square feet and the rental as of October 1, 1998 is $20.54 per square foot or $935,206.74/yr or $77,933.90/mo.


/s/ MICHAEL KARP                           /s/ WITNESS
------------------------------------       ------------------------------------
Monument Road Associates                   Witness
General Partner

/s/ MICHAEL KARP                           /s/ WITNESS
------------------------------------       ------------------------------------
ATX Telecommunications                     Witness
General Partner and CEO

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